Summary Prospectus	May 1, 2020

Share class (Symbol): A (SAHYX), C (LWGOX), C1 (SHYCX), R (—), I (SHYOX), IS (LWGSX)

WESTERN ASSET

GLOBAL HIGH YIELD BOND FUND

Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. You can find the fund's Prospectus and other information about the fund, including the fund's statement of additional information and shareholder reports, online at www.leggmason.com/mutualfundsliterature. You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund's Prospectus and statement of additional information, each dated May 1, 2020 (as may be amended or supplemented from time to time), and the independent registered public accounting firm's report and financial statements in the fund's annual report to shareholders, dated December 31, 2019, are incorporated by reference into this Summary Prospectus.

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund's shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically ("e-delivery"), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling 1-877-721-1926. You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at 1-877-721- 1926, or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENTPRODUCTS:NOTFDICINSURED•NOBANKGUARANTEE•MAYLOSEVALUE

Investment objective

The fund seeks to maximize total return.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC ("LMIS"), the fund's distributor. More information about these and other discounts is available from your Service Agent, in the fund's Prospectus on page 29 under the heading "Sales charges," in the appendix titled "Appendix: Waivers and Discounts Available from Certain Service Agents" on page A-1 of the fund's Prospectus and in the fund's Statement of Additional Information ("SAI") on page 103 under the heading "Sales Charge Waivers and Reductions for Class A and Class A2 Shares." "Service Agents" include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

2Western Asset Global High Yield Bond Fund

Shareholder fees

(fees paid directly from your investment)

	Class A	Class C	Class C1	Class R	Class I	Class IS

Maximum sales charge (load) imposed on	4.251,2	None	None	None	None	None

purchases (as a % of offering price)

	None4	1.00	1.00	None	None	None
Maximum deferred sales charge (load) (as
a % of the lower of net asset value at
purchase or redemption)3

Small account fee5	$15	$15	$15	None	None	None

Annual fund operating expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class C1	Class R	Class I	Class IS

Management fees	0.70	0.70	0.70	0.70	0.70	0.70

Distribution and/or service (12b-1) fees	0.25	1.00	0.75	0.50	None	None

Other expenses	0.20	0.18	0.18	0.316	0.20	0.11

Total annual fund operating expenses	1.15	1.88	1.63	1.51	0.90	0.81

Fees waived and/or expenses	N/A	—	N/A	(0.06)	—	(0.01)
reimbursed7

Total annual fund operating expenses	1.15	1.88	1.63	1.45	0.90	0.80
after waiving fees and/or reimbursing
expenses

1The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record ("LMIS Accounts").

2Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see "Sales charges" in the Prospectus.

3Maximum deferred sales charge (load) may be reduced over time.

4You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

5If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

6"Other expenses" for Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

Western Asset Global High Yield Bond Fund 3

7The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.95% for Class C shares, 1.45% for Class R shares, 0.90% for Class I shares and 0.80% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees' consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class' total annual fund operating expenses have fallen to a level below the limits described above. Effective January 1, 2021, the manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class' total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class' total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund's management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•You invest $10,000 in the fund for the time periods indicated

•Your investment has a 5% return each year and the fund's operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)

		1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)		537	775	1,032	1,765
Class C (with redemption at end of period)		291	591	1,016	2,202
Class C (without redemption at end of period)		191	591	1,016	2,202
Class C1	(with redemption at end of period)	266	514	886	1,932
Class C1	(without redemption at end of period)	166	514	886	1,932
Class R (with or without redemption at end of period)		148	472	818	1,795
Class I (with or without redemption at end of period)		92	288	500	1,110
Class IS (with or without redemption at end of period)		82	258	449	1,002

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 70% of the average value of its portfolio.

4Western Asset Global High Yield Bond Fund

Principal investment strategies

The fund invests primarily in high yield fixed income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the fund invests at least 80% of its assets in high yield bonds. High yield bonds are rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be of comparable credit quality by the subadviser) and are commonly referred to as "high yield" or "junk" bonds.

Under normal circumstances, the fund will be invested in at least three countries (one of which may be the United States). The fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers. The fund's investments may be of any maturity or duration.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, swaps, interest rate swaps, credit default swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards and options, futures contracts and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit. For additional information regarding derivatives, see "More on the fund's investment strategies, investments and risks—Derivatives" in the Prospectus. These instruments are taken into account when determining compliance with the fund's 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund's securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

Western Asset Global High Yield Bond Fund 5

The maturity of a security may be significantly longer than its duration. A security's maturity and other features may be more relevant than its duration in determining the security's sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, first detected in China in December 2019, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The COVID-19 pandemic could adversely affect the value and liquidity of the fund's investments, impair the fund's ability to satisfy redemption requests, and negatively impact the fund's performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.

LIBOR risk. The fund's investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or "LIBOR," which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund's transactions

6Western Asset Global High Yield Bond Fund

and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the fund or the fund's investments cannot yet be determined.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield ("junk") bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. When the fund sells credit protection via a credit default swap, credit risk increases since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund's portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. In addition, the fund's portfolio will be leveraged if it exercises its right to delay

Western Asset Global High Yield Bond Fund 7

payment on a redemption, and losses will result if the value of the fund's assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

Illiquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund's ability to buy or sell such securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Foreign investments and emerging markets risk. The fund's investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund's investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards, lack of information and political, economic, financial or social instability. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.

Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect

8Western Asset Global High Yield Bond Fund

speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Redemptions by affiliated funds and by other significant investors. The fund may be an investment option for other Legg Mason, Inc. ("Legg Mason") sponsored mutual funds and ETFs that are managed as "funds of funds," unaffiliated mutual funds and ETFs and other investors with substantial investments in the fund. As a result, from time to time, the fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund's share price to be more volatile.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those issuers.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund's investments involves subjective judgment.

Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.

Portfolio management risk. The value of your investment may decrease if the subadvisers' judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadvisers. In addition, the fund's investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadvisers and could have an adverse effect on the value or performance of the fund.

Western Asset Global High Yield Bond Fund 9

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund's NAV, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund's performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund's performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

10Western Asset Global High Yield Bond Fund

Total returns (%)

Before taxes

25		18.88

20	14.91		15.74
				13.44
15
				7.83
10		6.16

50.25

0

-5	-2.07	-4.47

-10	-6.29

2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Calendar Years ended December 31

Best Quarter (03/31/2012): 7.46 Worst Quarter (09/30/2011): (8.17)

Average annual total returns (%)

(for periods ended December 31, 2019)

Class A			10	Since	Inception
	1 year	5 years	years	inception	date
Return before taxes	8.63	3.94	5.63
Return after taxes on distributions	6.52	1.50	2.91
Return after taxes on distributions and sale of fund shares	5.06	1.86	3.14
Other Classes (Return before taxes only)
Class C	11.61	4.15	N/A	4.09	08/01/2012
Class C1	12.04	4.37	5.60
Class I	13.75	5.12	6.37
Class IS	13.84	5.22	N/A	5.02	08/31/2012
Bloomberg Barclays Global High Yield Index (Hedged) (reflects no
deduction for fees, expenses or taxes)1	13.34	6.53	7.86

1For Class C and Class IS shares, for the period from the class' inception date to December 31, 2019, the average annual total return of the Bloomberg Barclays Global High Yield Index (Hedged) was 6.66% and 6.52%, respectively.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC ("LMPFA")

Subadvisers: Western Asset Management Company, LLC ("Western Asset"), Western Asset Management Company Limited in London ("Western Asset London"), and Western Asset Management Company Pte. Ltd. in Singapore ("Western Asset Singapore"). References to the "subadviser" include each applicable subadviser.

On February 18, 2020, Franklin Resources, Inc. ("Franklin Resources") and Legg Mason, Inc. ("Legg Mason") announced that they have entered into a definitive agreement for Franklin

Western Asset Global High Yield Bond Fund 11

Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a wholly owned subsidiary of Legg Mason, would become a wholly owned subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason's shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated in the latter part of 2020. Under the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the transaction will result in the automatic termination of the management and subadvisory agreements. Therefore, the fund's Board of Trustees has approved new management and subadvisory agreements that will be presented to the shareholders of the fund for their approval. Additional informational materials will be mailed to shareholders.

Investment professionals: Primary responsibility for the day-to-day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

		Investment professional of the
Investment professional	Title	fund since
S. Kenneth Leech	Chief Investment Officer	2006*

Michael C. Buchanan	Deputy Chief Investment	2006
	Officer

Ian R. Edmonds	Portfolio Manager	2012

Walter E. Kilcullen	Portfolio Manager	2012

Christopher F. Kilpatrick	Portfolio Manager	2017

*In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

12Western Asset Global High Yield Bond Fund

The fund's initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)

	Class A	Class C1	Class C12	Class R	Class I	Class IS
General	1,000/50	1,000/50	1,000/50	N/A	1 million/	N/A
None3
Uniform Gifts or Transfers to	1,000/50	1,000/50	1,000/50	N/A	1 million/	N/A
Minor Accounts					None3
IRAs	250/50	250/50	250/50	N/A	1 million/	N/A4
None3,4
SIMPLE IRAs	None/	None/	None/	N/A	1 million/	N/A
	None	None	None		None3
Systematic Investment Plans	50/50	50/50	50/50	N/A	1 million/	N/A5
None3,5
Clients of Eligible Financial	None/	N/A	N/A	None/	None/	None/
Intermediaries	None			None	None6	None6
Eligible Investment Programs	None/	N/A	N/A	None/	None/	None/
	None			None	None	None
Retirement Plans with omnibus	None/	None/	N/A	None/	None/	None/
accounts held on the books of the	None	None		None	None	None
fund and certain rollover IRAs
Other Retirement Plans	None/	None/	N/A	N/A	1 million/	N/A
	None	None			None3
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	1 million/	1 million/
					None	None

1

2

3

4

5

6

Initial investments in Class C shares may be combined with existing investment amounts in Class C1 shares for the purposes of satisfying the initial investment minimums of Class C shares. Class C shares are not available for purchase through LMIS Accounts.

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

Available to investors investing directly with the fund.

IRA accountholders who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $250/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1- 877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699

Western Asset Global High Yield Bond Fund 13

or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund's distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund's related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent's or salesperson's website for more information.

14Western Asset Global High Yield Bond Fund

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